UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
AMERICAN CENTURY GOVERNMENT INCOME TRUST
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT TRUST
AMERICAN CENTURY MUNICIPAL TRUST
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
AMERICAN CENTURY TARGET MATURITIES TRUST

(Name of Registrant as Specified In Its Charter)

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Proxy Statement

April 18, 2016

Important Voting Information Inside

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

Understand and Vote Your Proxy

Dear Shareholder,

We are asking you to vote on a proposal to elect four Directors/Trustees to the funds’ Boards of Directors/Trustees. The Boards of Directors/Trustees, including all of the Independent Directors/Trustees, unanimously approved and recommend that you vote FOR the proposal.

The Q&A and proxy materials on the following pages describe the proposal in more detail. Our proxy solicitor, D.F. King & Co., Inc., may contact you if we haven’t received your vote. Your vote is extremely important, no matter how large or small your holdings.

How to vote
Please vote by one of the following methods:

Have your vote card handy for the web address and your voting number.	Have your vote card handy for the phone number and your voting number.	Mark your proxy vote, sign and return in the enclosed postage-paid envelope.

Questions?
If you have proxy questions or need assistance in casting your vote, please contact D.F. King & Co., Inc. at 1-877-361-7971. Thank you for investing with American Century Investments®.

Sincerely,
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

American Century Investments
4500 Main Street, Kansas City, Missouri 64111

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.
IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read all of the proxy materials, you will find a brief overview of the proposal below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.
Questions and Answers

Q.	What am I being asked to vote on?
A.
Shareholders of each of the Issuers listed above are being asked to approve the election of four nominated Directors/Trustees (each a “Nominee” and collectively the “Nominees”) to the Board of Directors/Trustees of each Issuer.

Q.	When will the special meeting be held? Who can vote?
A.
The special meeting (the “Meeting”) will be held on June 13, 2016, at 9:00 a.m. Central time at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri, 64111. Please note, the Meeting is being held solely for the purpose of voting for the election of directors/trustees. No presentations about the Issuers’ funds (each a “Fund” and collectively the “Funds”) are planned. If you owned shares of one of the Funds at the close of business on April 1, 2016, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.	Why am I being asked to elect the Nominees to the Boards?
A.
Under the Investment Company Act of 1940, the Boards of Directors/Trustees (the “Boards”) are allowed to appoint new Board members to fill vacancies so long as immediately after such appointment, at least two-thirds of the directors/trustees have been elected by shareholders. Five of the seven current Directors/Trustees of each Issuer have been elected by shareholders. The two Directors/Trustees that have not been elected by shareholders were previously appointed by the Boards. Although more than two-thirds of the current Directors/Trustees were elected by shareholders, the Boards are unable to fill additional vacancies without a shareholder vote.

Q.	Who are the Nominees for election to the Boards of Directors/Trustees?
A.
The Boards of Directors/Trustees have nominated Anne Casscells, Jonathan D. Levin, Tanya S. Beder and Jeremy I. Bulow for election by shareholders at the Meeting. You are being asked to elect Ms. Casscells and Dr. Levin to fill two vacant positions on each Issuer’s Board of Directors/Trustees. Ms. Casscells and Dr. Levin currently serve as advisory members to the Boards. You are also being asked to elect Ms. Beder and Dr. Bulow, both of whom currently serve on the Boards but have not previously been elected by shareholders. If the four nominated Directors/Trustees are elected, the Boards will have increased flexibility to appoint additional Board members in the future.

Q.	How do the Boards recommend that I vote?
A.
The Boards, including all of the Independent Directors/Trustees, unanimously recommend you vote FOR the proposal. For a discussion of the factors the Boards considered in approving the proposal, see the accompanying materials.

Q.	My holdings in the Funds are small, why should I vote?
A.
Your vote makes a difference. If many shareholders do not vote their proxies, an Issuer may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposal.

Q.	Why are multiple proxy cards enclosed?
A.
You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.	How do I cast my vote?
A.
You may vote online, by phone, by mail or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. You also may vote in person at the special meeting on June 13, 2016. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, D. F. King & Co., Inc., at 1-877-361-7971.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.
4500 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 13, 2016

A special meeting (the “Meeting”) of the shareholders of the above-listed issuers (each an “Issuer” and together the “Issuers”) will be held at 9:00 a.m. Central time on June 13, 2016 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposal (the “Proposal”):

1.	To elect four Directors/Trustees to the Board of Directors/Trustees of each Issuer.
Shareholders of record as of the close of business on April 1, 2016 are entitled to vote at the Meeting and any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on the Proposal.
In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the Proposal without further notice other than by announcement at the Meeting. However, if the Meeting is adjourned for more than 90 days, then the Funds are required to send a new shareholder meeting notice to shareholders. Any adjournment of the Meeting for the further solicitation of proxies for the Proposal will require the affirmative vote of a majority of the total number of shares of the relevant Issuer that are present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal.

By Order of the Boards of Directors/Trustees of the Issuers,
Ward D. Stauffer
Secretary
April 18, 2016

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

PROXY STATEMENT
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (each a “Board” and collectively the “Boards”) of the above-listed issuers (each an “Issuer” and together the “Issuers”). The Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a Special Meeting (the “Meeting”) of shareholders that will be held at 9:00 a.m. Central time on June 13, 2016 at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri 64111. Each Issuer has one or more funds that are organized as series of the Issuer and that had shareholders as of April 1, 2016 (each a “Fund” and collectively the “Funds”). The Meeting notice, this Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on April 1, 2016 (the “Record Date”) beginning on or about April 18, 2016. Please read this Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A copy of a Fund’s most recent annual report and semiannual report may be obtained without charge by writing to the Fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this Proxy Statement, please contact our proxy solicitor, D.F. King & Co., Inc., at 1-877-361-7971.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 13, 2016: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. The proxy statement is also available at www.americancentury.com/fund-proxy.

Table of Contents

SUMMARY OF THE PROPOSAL AND FUNDS VOTING	3
PROPOSAL 1: ELECTION OF DIRECTORS/TRUSTEES	4
Overview and Related Information	4
Information Regarding the Trustees and Nominees	5
Qualifications of Trustees	8
Responsibilities of the Boards	9
Board Leadership Structure and Standing Board Committees	10
Risk Oversight by the Boards	12
Board Compensation	13
Beneficial Ownership of Affiliates by Independent Trustees and Nominees	16
Officers	17
Share Ownership	18
Independent Registered Public Accounting Firm	18
Vote Required for Approval of Proposal 1	20
OTHER INFORMATION	20
Meetings of Shareholders	20
Date, Time and Place of the Meeting	21
Use and Revocation of Proxies	21
Voting Rights and Required Votes	22
Outstanding Shares and Significant Shareholders	22
Service Providers	23
Proxy Statement Delivery	23
Where to Find Additional Information	23
Shareholder Proposals, Discretion of Attorneys Named in the Proxy and Other Matters	24
Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1
Exhibit D	D-1

SUMMARY OF THE PROPOSAL
AND FUNDS VOTING
The purpose of the Meeting is to consider a proposal to elect four Directors/Trustees to the Board of Directors/Trustees of each Issuer (the “Proposal”). The following table describes the shareholders that are entitled to vote on the Proposal:

Issuers Solicited	Funds Solicited	Classes Solicited
American Century California Tax-Free and Municipal Funds	All Funds	All Classes
American Century Government Income Trust	All Funds	All Classes
American Century International Bond Funds	All Funds	All Classes
American Century Investment Trust	All Funds	All Classes
American Century Municipal Trust	All Funds	All Classes
American Century Quantitative Equity Funds, Inc.	All Funds	All Classes
American Century Target Maturities Trust	All Funds	All Classes
American Century Variable Portfolios II, Inc.	All Funds	All Classes
Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on the Proposal.
Applicable Only to American Century Variable Portfolios II, Inc.:
Shares of VP Inflation Protection, a series of American Century Variable Portfolios II, Inc., are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to the Proposal, insurance company separate accounts, as shareholders of a Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contacts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares in the Fund in accordance with the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account will vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of the Proposal.
The Boards recommend that you vote “FOR” the Proposal.

PROPOSAL 1:
ELECTION OF DIRECTORS/TRUSTEES
Overview and Related Information
Under the Investment Company Act of 1940 (the “1940 Act”), the Boards of Directors/Trustees* are allowed to appoint new Board members to fill vacancies so long as immediately after such appointment, at least two-thirds of the directors/trustees have been elected by shareholders. Currently, five of the Boards’ seven Trustees have been elected by shareholders: Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven. The other two Trustees, Tanya S. Beder and Jeremy I. Bulow, were previously appointed by the Boards but have not been elected by shareholders. Although two-thirds of the current Trustees have been elected by shareholders, the Boards are unable to fill additional vacancies without a shareholder vote.
Following the resignation of a trustee in July 2014, the Trustees who are not “interested persons” as that term is defined in the 1940 Act (hereinafter “Independent Trustees”) retained a third-party search firm to assist in identifying and evaluating potential nominees to fill the vacant position on each Issuer’s Board. The Independent Trustees ultimately recommended two nominees, Anne Casscells and Jonathan D. Levin, whose experience and qualifications met the needs of the Boards. Therefore, the Boards determined that it was in the best interests of shareholders to increase the size of each Board to nine Trustees and to nominate Ms. Casscells and Dr. Levin for election by shareholders at the Meeting to fill the vacant positions. Ms. Casscells and Dr. Levin have served as advisory members to the Boards since March 2016.
The Boards also determined that it was in the best interests of shareholders to nominate Ms. Beder and Dr. Bulow for election by shareholders at the Meeting. Ms. Beder and Dr. Bulow were appointed as Trustees in January 2011 and July 2011, respectively, but have not been elected by shareholders. Hereafter Ms. Casscells, Dr. Levin, Ms. Beder and Dr. Bulow will be referred to individually as a “Nominee” and together as the “Nominees.” The election by shareholders of the Nominees will provide the Boards with additional flexibility to appoint a limited number of new Trustees in the future, if necessary, without incurring the expense of holding shareholder meetings to elect Trustees.

* Certain of the Issuers are organized as Massachusetts business trusts while others are organized as Maryland corporations. For convenience purposes only, the directors of the corporations and the trustees of the trusts are collectively referred to as the “Trustees.”

It is proposed that the shareholders of each Issuer approve the Nominees. If approved by the shareholders, each Nominee will serve until his or her death, retirement, resignation or removal from office. Independent Trustees are required to retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, Independent Trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Each Nominee has consented to serve as a director/trustee, if elected. In case a Nominee shall be unable or shall fail to serve as a director/trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion at the Meeting for such other nominee as the Independent Trustees may recommend.
Further information regarding each Trustee and Nominee, including a summary of the experience and qualifications that led to the conclusion that he or she should serve as Trustee, is provided below.
Information Regarding the Trustees and Nominees
Mr. Thomas is the only Trustee who is an “interested person” as that term is defined in the 1940 Act because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (“ACC”), the parent company of the Funds’ investment advisor, American Century Investment Management, Inc. (the “Advisor”). As part of his compensation for serving in such capacity, Mr. Thomas has received grants of ACC stock under the company’s restricted stock plan, which are subject to a vesting period of two and a half years to five years. The remaining Trustees and Nominees are not “interested persons” under the 1940 Act.
The mailing address for each Trustee, except Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Nominees

Tanya S. Beder
Year of Birth: 1955
Positions with the Issuers: Trustee
Length of Time Served: Since 2011
Principal Occupation During the Past Five Years: Chairman and Chief Executive Officer, SBCC Group Inc. (independent advisory services) (2006 to present)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Education/Other Professional Experience: BA, Yale University; MBA, Harvard University; Fellow in Practice, International Center for Finance, Yale University, School of Management; Lecturer in Public Policy, Stanford University; formerly, Chief Executive Officer, Tribeca Global Management LLC (asset management firm); formerly, Managing Director and Head of Strategic Quantitative Investment Division, Caxton Associates LLC; formerly, President and Co-Founder, Capital Market Risk Advisors Inc.; formerly Founder and Chief Executive Officer, SB Consulting Corp.

Jeremy I. Bulow
Year of Birth: 1954
Positions with the Issuers: Trustee
Length of Time Served: Since 2011
Principal Occupation During the Past Five Years: Professor of Economics, Stanford University, Graduate School of Business (1979 to present)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: None
Education/Other Professional Experience: BA, MA, Yale University; PhD, Massachusetts Institute of Technology; formerly, Director, Bureau of Economics, Federal Trade Commission

Anne Casscells
Year of Birth: 1958
Positions with the Issuers: Advisory Board Member
Length of Time Served: Since 2016
Principal Occupation During the Past Five Years: Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001-present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009-present)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: None
Education/Other Professional Experience: BA in British Studies, Yale University; MBA, Stanford Graduate School of Business; formerly Chief Investment Officer and Managing Director of Investment Policy Research, Stanford Management Company; formerly Vice President, Fixed Income Division, Goldman Sachs

Jonathan D. Levin
Year of Birth: 1972
Positions with the Issuers: Advisory Board Member
Length of Time Served: Since 2016
Principal Occupation During the Past Five Years: Holbrook Working Professor of Price Theory, Stanford University, (2000-present); Chair, Department of Economics, Stanford University (2011-2014)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: None
Education/Other Professional Experience: BA in English, BS in Mathematics, Stanford University; MPhil in Economics, Oxford University; PhD in Economics, Massachusetts Institute of Technology; Director of the Industrial Organization Program, National Bureau of Economic Research (2014-present); Senior Fellow, Stanford Institute for Economic Policy Research (2009-present)

Independent Trustees

Ronald J. Gilson
Year of Birth: 1946
Positions with the Issuers: Trustee and Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation During the Past Five Years: Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Positions with the Issuers: Trustee
Length of Time Served: Since 2008
Principal Occupation During the Past Five Years: Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011; 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman and Senior Advisor, Barclays Global Investors, Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Positions with the Issuers: Trustee
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: None
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

John B. Shoven
Year of Birth: 1947
Positions with the Issuers: Trustee
Length of Time Served: Since 2002
Principal Occupation During the Past Five Years: Charles R. Schwab Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 45
Other Directorships Held by Trustee During Past 5 Years: Cadence Design Systems; Exponent; Financial Engines
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; formerly, Director of the Stanford Institute for Economic Policy Research; formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Positions with the Issuers: Trustee and President
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present). Also serves as: Chief Executive Officer, American Century Services, LLC (“ACS”); Executive Vice President, American Century Investment Management (“ACIM”); Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 128
Other Directorships Held by Trustee During Past 5 Years: BioMed Valley Discoveries, Inc.
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Qualifications of Trustees
Generally, no one factor was decisive in the selection of the Trustees to the Boards, nor in the nomination of the Nominees. Qualifications considered by the Boards to be important to the selection and retention of trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective trustee. In addition, the individual’s ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the Boards and their familiarity with the Funds, are considered important assets.
While the Boards have not adopted a specific policy on diversity, they take overall diversity into account when considering and evaluating nominees for trustee. The Boards generally consider the manner in which each nominee’s professional experience, background, skills and other individual attributes will contribute to the effectiveness of the Board. The educational and professional experience of each Trustee and Nominee is summarized in the table above.
Responsibilities of the Boards
The Boards are responsible for overseeing the Advisor’s management and operations of the Funds pursuant to the management agreements. Trustees also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Funds;
•	oversee the quality of the advisory and shareholder services provided by the Advisor;
•	review annually the fees paid to the Advisor for its services;
•	monitor potential conflicts of interest between the Funds and their affiliates, including the Advisor;
•	oversee custody of assets and the valuation of securities; and
•	oversee the Funds' compliance program.
In performing their duties, Board members receive detailed information about the Funds and the Advisor regularly throughout the year, and they meet in person at least quarterly with management of the Advisor to review reports about Fund operations. Certain Board committee members also hold periodic telephone meetings with management between quarterly board meetings. The Trustees’ role is to provide oversight and not to provide day-to-day management.
The Boards have all powers necessary or convenient to carry out their responsibilities. Consequently, the Boards may adopt bylaws providing for the regulation and management of the affairs of the Issuers and may amend and repeal them to the extent that such bylaws do not reserve that right to the Issuers’ shareholders. They may increase or reduce the number of Board members and may, subject to the 1940 Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more Trustees who may exercise the powers and authority of the Boards as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Issuers, to any Board committee and to any agent or employee of the Issuers or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a Fund.
The Boards met six times in 2015. Each Trustee then in office attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all Board committees on which the Trustee served. Unlike public operating companies, mutual funds do not typically hold annual meetings. Accordingly, the Issuers do not have a policy pertaining to attendance at annual shareholder meetings by Trustees.
To communicate with the Boards, or a member of the Boards, a shareholder may send a written communication addressed to the Board or member of the Board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the appropriate Board or to the independent Chairman of such Board.
Board Leadership Structure and Standing Board Committees
Ronald J. Gilson currently serves as the independent Chairman of the Boards and has served in such capacity since 2005. Of the Boards’ members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the 1940 Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Boards and meet periodically with the Funds’ Chief Compliance Officer and Fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a Fund. The Boards have also established several committees, as described below. Each committee is comprised solely of Independent Trustees. The Boards believe that the current leadership structure, with Independent Trustees filling all but one position on the Boards, with an Independent Trustee serving as Chairman of the Boards and with the Board committees comprised only of Independent Trustees, is appropriate and provides for independent oversight of the Funds.

Each Board has an Audit and Compliance Committee that approves each Issuer’s engagement of the independent registered public accounting firm and recommends approval of such engagement to the Independent Trustees. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the Funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder), and receives regular reports from the Advisor’s internal audit department. The committee also reviews the results of the Funds’ compliance testing program, meets regularly with the Funds’ Chief Compliance Officer, and monitors implementation of the Funds’ Code of Ethics. The committee currently consists of Peter F. Pervere (chair), Tanya S. Beder and Ronald J. Gilson. It met four times in 2015.
Each Board also has a Portfolio Committee that meets quarterly to review the investment activities and strategies used to manage the Funds’ assets and monitor investment performance. The committee regularly receives reports from the Advisor’s chief investment officer, portfolio managers, credit analysts and other investment personnel concerning the Funds’ investments. The committee also receives information regarding Fund trading activities and monitors derivative usage. It currently consists of Jeremy I. Bulow (chair), Tanya S. Beder and Frederick L.A. Grauer. The committee met four times in 2015.
The Client Experience Oversight Committee monitors the quality of services that the Funds offer both to direct customers and to intermediaries who offer Fund shares to their customers. All channels of communication (written, telephone, web and mobile) are reviewed. The level of performance is compared to peer competitors. The committee also monitors payments to intermediaries and trading in Fund shares that could harm the interests of other shareholders. The committee currently consists of John B. Shoven (chair), Ronald J. Gilson, Frederick L.A. Grauer and Peter F. Pervere. It met four times in 2015.
The Risk Management Oversight Committee coordinates each Board’s oversight of the Funds’ risk management processes and monitors the systems, practices and procedures the Advisor uses to manage the Funds’ risks. It also makes recommendations to the Board regarding the allocation of risk oversight activities among the Board’s committees. The committee currently consists of Tanya S. Beder (chair), Jeremy I. Bulow, Ronald J. Gilson (ex officio) and Frederick L.A. Grauer. It met four times in 2015.
Each Board has a Corporate Governance Committee that is responsible for reviewing Board procedures and committee structures. The committee also considers and recommends individuals for nomination as trustees. The names of potential trustee candidates may be drawn from a number of sources, including recommendations from members of the Board, the Advisor (in the case of Interested Trustees only), shareholders and third party search firms.

The committee seeks to identify and recruit the best available candidates and will evaluate qualified shareholder nominees on the same basis as those identified through other sources. Although not written, the Funds have a policy of considering all candidates recommended in writing by shareholders. Shareholders may submit director/trustee nominations in writing to the Corporate Secretary, P.O. Box 418210, Kansas City, Missouri 64141-9210, or by email to corporatesecretary@americancentury.com. The nomination should include the following information:

•	Shareholder’s name, the fund name, number of fund shares owned and length of period held;
•	Name, age and address of the candidate;
•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors/trustees in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	A supporting statement that (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her qualifications to serve as a director/trustee; and
•	A signed statement from the candidate confirming his/her willingness to serve on the Board.
The Corporate Governance Committee also may consider, and make recommendations to the Boards regarding, other matters relating to the corporate governance of the Funds. A copy of the Corporate Governance Committee charter is attached as Exhibit A. The committee currently consists of Frederick L.A. Grauer (chair), Jeremy I. Bulow, Ronald J. Gilson (ex officio) and John B. Shoven. It met four times in 2015.
Risk Oversight by the Boards
As previously disclosed, the Boards oversee the Advisor’s management of the Issuers and the Funds and meet at least quarterly with management of the Advisor to review reports and receive information regarding Fund operations. Risk oversight relating to the Issuers and the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described in the previous section, the Boards’ committees, including the Risk Management Oversight Committee, assist the Boards in overseeing various types of risks relating to the Issuers and the Funds. The Boards receive regular reports from each committee regarding the committee’s areas of oversight responsibility. In addition, the Boards receive information regarding, and have discussions with senior management of the Advisor about, the Advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards, or that the Advisor’s risk management systems and strategies, and the Boards’ oversight thereof, will mitigate all elements of risk, or even all elements of material risk, to the Funds.
Board Compensation
Each Independent Trustee receives compensation for service as a member of the Boards. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. None of the Interested Trustees or officers of the Funds receives compensation from the Funds. For each Issuer’s last fiscal year, each Issuer and the American Century Family of Funds paid the Independent Trustees the amounts shown in the following table. Note that the table reflects multiple overlapping periods, so that total compensation shown for any one fiscal year includes compensation also counted for other fiscal years.

Issuer	FYE of Issuer	Tanya S. Beder	Jeremy I. Bulow	Anne Casscells(1)	Ronald J. Gilson
American Century Government Income Trust	3/31/2016	$43,977	$43,977	$3,610	$62,699
American Century Investment Trust	3/31/2016	$75,302	$75,302	$6,475	$107,339
Total Compensation from American Century Family of Funds for FYE 3/31/2016(2)		$235,000	$235,000	$20,000	$335,000
American Century Variable Portfolios II, Inc.	12/31/2015	$3,466	$3,466	N/A	$4,973
Total Compensation from American Century Family of Funds for FYE 12/31/2015(3)		$230,000	$230,000	N/A	$330,000
American Century International Bond Funds(4)	10/31/2015	$3,427	$3,427	N/A	$4,918
Total Compensation from American Century Family of Funds for FYE 10/31/2015(5)		$76,667	$76,667	N/A	$110,000
American Century Target Maturities Trust	9/30/2015	$2,655	$2,655	N/A	$3,809
Total Compensation from American Century Family of Funds for FYE 9/30/2015(3)		$230,000	$230,000	N/A	$330,000

Issuer	FYE of Issuer	Tanya S. Beder	Jeremy I. Bulow	Anne Casscells(1)	Ronald J. Gilson
American Century California Tax-Free and Municipal Funds	8/31/2015	$15,556	$15,556	N/A	$22,320
Total Compensation from American Century Family of Funds for FYE 8/31/2015(3)		$230,000	$230,000	N/A	$330,000
American Century Quantitative Equity Funds, Inc.	6/30/2015	$56,639	$56,249	N/A	$81,264
Total Compensation from American Century Family of Funds for FYE 6/30/2015(3)		$230,000	$228,333	N/A	$330,000
American Century Municipal Trust	5/31/2015	$22,020	$21,775	N/A	$31,594
Total Compensation from American Century Family of Funds for FYE 5/31/2015(3)		$230,000	$227,500	N/A	$330,000

Issuer	FYE of Issuer	Frederick L.A. Grauer	Jonathan D. Levin(1)	Peter F. Pervere	Myron S. Scholes(6)	John B. Shoven
American Century Government Income Trust	3/31/2016	$43,977	$3,610	$45,850	N/A	$43,977
American Century Investment Trust	3/31/2016	$75,302	$6,475	$78,506	N/A	$75,302
Total Compensation from American Century Family of Funds for FYE 3/31/2016(2)		$235,000	$20,000	$245,000	N/A	$235,000
American Century Variable Portfolios II, Inc.	12/31/2015	$3,466	N/A	$3,617	N/A	$3,466
Total Compensation from American Century Family of Funds for FYE 12/31/2015(3)		$230,000	N/A	$240,000	N/A	$230,000
American Century International Bond Funds(4)	10/31/2015	$3,427	N/A	$3,576	N/A	$3,427
Total Compensation from American Century Family of Funds for FYE 10/31/2015(5)		$76,667	N/A	$80,000	N/A	$76,667

Issuer	FYE of Issuer	Frederick L.A. Grauer	Jonathan D. Levin(1)	Peter F. Pervere	Myron S. Scholes(6)	John B. Shoven
American Century Target Maturities Trust	9/30/2015	$2,655	N/A	$2,770	N/A	$2,655
Total Compensation from American Century Family of Funds for FYE 9/30/2015(3)		$230,000	N/A	$240,000	N/A	$230,000
American Century California Tax-Free and Municipal Funds	8/31/2015	$15,556	N/A	$16,233	N/A	$15,556
Total Compensation from American Century Family of Funds for FYE 8/31/2015(3)		$230,000	N/A	$240,000	N/A	$230,000
American Century Quantitative Equity Funds, Inc.	6/30/2015	$56,639	N/A	$59,101	$4,432	$56,639
Total Compensation from American Century Family of Funds for FYE 6/30/2015(3)		$230,000	N/A	$240,000	$19,167	$230,000
American Century Municipal Trust	5/31/2015	$22,020	N/A	$22,978	$3,740	$22,020
Total Compensation from American Century Family of Funds for FYE 5/31/2015(3)		$230,000	N/A	$240,000	$38,333	$230,000
1 Ms. Casscells and Dr. Levin joined the Advisory Boards effective March 1, 2016.

[2]	Includes deferred compensation as follows: Ms. Beder, $235,000; Mr. Gilson, $335,000; and Mr. Pervere, $12,250.

[3]	Includes deferred compensation as follows: Ms. Beder, $230,000; Mr. Gilson, $330,000; and Mr. Pervere, $12,000.

[4]
The Issuer’s fiscal year end was changed from June 30 to October 31, resulting in a four-month reporting period ended October 31, 2015. For the last full fiscal year ended June 30, 2015, American Century International Bond Funds paid the Trustees as follows: Ms. Beder, $7,626; Dr. Bulow, $7,577; Mr. Gilson, $10,941; Dr. Grauer, $7,626; Mr. Pervere, $7,957; Dr. Scholes, $563; and Dr. Shoven, $7,626.

[5]
Includes deferred compensation as follows for the four-month reporting period ended October 31, 2015: Ms. Beder, $76,667; Mr. Gilson, $110,000; and Mr. Pervere, $4,000. For the last full fiscal year ended June 30, 3015, the American Century Family of Funds paid the Trustees as follows: Ms. Beder, $230,000 (including $230,000 deferred compensation); Dr. Bulow, $228,333; Mr. Gilson, $330,000 (including $330,000 deferred compensation); Dr. Grauer, $230,000; Mr. Pervere, $240,000 (including $12,000 deferred compensation); Dr. Scholes, $19,167; and Dr. Shoven, $230,000.

[6]	Dr. Scholes resigned from the Boards effective July 31, 2014.

None of the Issuers currently provides any pension or retirement benefits to the Trustees except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the Issuers. Under the plan, the Independent Trustees may defer receipt of all or any part of the fees to be paid to them for serving as Trustees of the Funds. All deferred fees are credited to accounts established in the names of the Trustees. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a Trustee until the distribution date elected by the Trustee in accordance with the terms of the plan. Such distribution date may be a date on or after the Trustee’s retirement date, but may be an earlier date if the Trustee agrees not to make any additional deferrals after such distribution date. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Trustee, all remaining deferred fee account balances are paid to the Trustee’s beneficiary or, if none, to the Trustee’s estate.
The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have met all payment obligations under the plan. The rights of Trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Exhibit B to this Proxy Statement shows the dollar range the Trustees and Nominees beneficially owned as of December 31, 2015 in the equity securities of any of the Funds, and, on an aggregate basis, equity securities of all of the Issuers.
Beneficial Ownership of Affiliates by Independent Trustees and Nominees
No Independent Trustee, Nominee or immediate family members of any Independent Trustee or Nominee beneficially owned shares of the Advisor, the principal underwriter of the Funds or any other person directly or indirectly controlling, controlled by or under common control with the Advisor or the principal underwriter as of December 31, 2015.

Officers
The following table presents certain information about the executive officers of the Issuers. Each officer serves as an officer for each of the 15 investment companies in the American Century Family of Funds. No officer is compensated for his or her service as an officer of the Funds. The listed officers are interested persons of the Funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Issuers	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as: Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Share Ownership
As of February 29, 2016, the Trustees, Nominees and executive officers, as a group and, as applicable, individually, owned beneficially 4.50% of AC Alternatives Equity Market Neutral Institutional Class (including 4.32% owned by Ms. Beder), 2.32% of Diversified Bond R6 Class (including 1.99% owned by Mr. Gilson), 1.17% of Income & Growth Institutional Class (including 1.17% owned by Dr. Shoven), 11.67% of International Core Equity Institutional Class (including 11.67% owned by Mr. Pervere), 3.21% of Strategic Inflation Opportunities Institutional Class (including 3.21% owned by Mr. Etherington), and less than 1% of all other classes of the Funds’ outstanding shares. For more information about significant share ownership of the Funds, see “Other Information-Outstanding Shares and Significant Shareholders.”
Independent Registered Public Accounting Firm
The Audit and Compliance Committee and each Board selected the independent registered public accounting firm of PricewaterhouseCoopers LLP (“PwC”) to serve as independent public accountants of the Issuers for their most recent fiscal years. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
Fees Paid to PwC
The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the annual financial statements of the Funds and for other professional services for the fiscal years ended as indicated below were:

Issuer	Audit Fees (a)	Audit-Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century California Tax-Free and Municipal Funds
8/31/2015	$113,068	$0	$0	$0
8/31/2014	$110,736	$0	$0	$0
American Century Government Income Trust
3/31/2015	$144,254	$0	$0	$0
3/31/2014	$138,985	$0	$0	$0
American Century International Bond Funds
10/31/2015(1)	$87,233	$0	$0	$0
06/30/2015	$97,228	$0	$0	$0
06/30/2014	$62,147	$0	$0	$0

Issuer	Audit Fees (a)	Audit-Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century Investment Trust
3/31/2015	$265,716	$0	$0	$0
3/31/2014	$211,980	$0	$0	$0
American Century Municipal Trust
5/31/2015	$108,494	$0	$0	$0
5/31/2014	$111,724	$0	$0	$0
American Century Quantitative Equity Funds, Inc.
6/30/2015	$446,973	$0	$0	$0
6/30/2014	$409,403	$0	$0	$0
American Century Target Maturities Trust
9/30/2015	$56,899	$0	$0	$0
9/30/2014	$82,907	$0	$0	$0
American Century Variable Portfolios II, Inc.
12/31/2015	$40,625	$0	$0	$0
12/31/2014	$37,117	$0	$0	$0
1The Issuer’s fiscal year end was changed from June 30 to October 31, resulting in a four-month reporting period ended October 31, 2015.
(a) Audit Fees
These fees relate to professional services rendered by PwC for the audits of the Funds’ annual financial statements or services that are normally provided by an independent public accountant in connection with statutory and regulatory filings or engagements.
(b) Audit Related Fees
These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audits of the Funds’ financial statements other than those reported under “Audit Fees.”
(c) Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice, and tax planning.
(d) All Other Fees
These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee approves the engagement of the accountant prior to the accountant rendering any audit or non-audit services to the Issuers.
The Audit Committee considered and concluded that the provisions for non-audit services to the Advisor and its affiliates that did not require pre-

approval are compatible with maintaining PwC’s independence. The aggregate non-audit fees billed by PwC for services rendered to the Advisor and service affiliates for the years ended December 31, 2015 and December 31, 2014 were $157,714 and $312,675, respectively.
Vote Required for Approval of Proposal 1
Proposal 1, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of each Issuer, voting together as a single class that includes the votes of the shares of each Fund that is a series of that Issuer, will vote separately for the election of the Nominees to that Issuer’s Board. The election of any Nominee by the shareholders of an Issuer is not contingent upon the election of such Nominee by shareholders of any other Issuer.
The Boards Unanimously Recommend that
Shareholders Vote “FOR” the Election of the Nominees.

OTHER INFORMATION
Meetings of Shareholders
The Funds are not required to hold annual shareholder meetings, unless required to do so in order to elect directors/trustees and for such other purposes as may be prescribed by law or the Funds’ Declarations of Trust/Articles of Incorporation. Special meetings of the shareholders may be called by the Boards for the purpose of taking action upon any other matter deemed by the Boards to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the Boards. Written notice of any meeting is required to be given by the Trustees.
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards. Proxies may be solicited by officers of the Funds and the Advisor, as well as their affiliates, employees and agents as well as a paid proxy solicitation firm. In addition, financial intermediaries may solicit the proxy of the beneficial owners of the shares. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to achieve accuracy and prevent fraud. The Advisor or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. American Century Services, LLC (“ACS”), the transfer agent and administrator to the Funds, has entered into a contract with D.F. King & Co., Inc. (“D.F. King”) pursuant to which D.F. King will provide certain project management, telephone solicitation and internet and telephonic voting services in addition to providing for the mailing of the proxy statement. The fees to be paid to D.F. King under the contract are estimated to be $500,000 in the aggregate.
The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. The Funds will pay all expenses associated with this Proxy Statement, which are estimated to be approximately $1.5 million in the aggregate, including the fees paid to D.F. King.
Date, Time and Place of the Meeting
The Meeting will be held on June 13, 2016 at 9:00 a.m. Central time at the principal executive offices of American Century Investments, 4500 Main Street, Kansas City, Missouri 64111. Shareholders are invited to attend the Meeting and vote in person. For directions to our office, please call 1-800-345-2021. Shareholders who cannot attend the meeting in person are urged to vote using the telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card.
Use and Revocation of Proxies
A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Proposal. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes
Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. All references in this proxy statement to a vote of, or holders of, a fraction or percentage of outstanding shares of an Issuer should be interpreted to mean that fraction or percentage of the net asset value of the Issuer. A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each Issuer must be present in person or by proxy to constitute a quorum for purposes of voting on the Proposal relating to that Issuer. Shareholders of each Issuer vote separately on the Proposal. The election of the Nominees requires the approval of a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.
Broker-dealer firms holding shares of any of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Issuer will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on the Proposal (“broker non-votes”) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have no effect for purposes of obtaining the requisite approval of the Proposal. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the Proposal without further notice other than by announcement at the Meeting. Any adjournment of the Meeting for the further solicitation of proxies for the Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. However, if the Meeting is adjourned for more than 90 days, then the Funds are required to send a new shareholder meeting notice to shareholders. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.
Outstanding Shares and Significant Shareholders
Only holders of record of shares at the close of business on April 1, 2016 (the “Record Date”) are entitled to vote on the Proposal at the Meeting or any adjournment thereof. Exhibit C sets forth the number of shares issued and outstanding and the number of votes entitled to vote together on the Proposal as of the Record Date.

Exhibit D to this Proxy Statement lists those persons who, as of the Record Date, owned of record or beneficially 5% or more of the outstanding shares entitled to vote together on the Proposal.
Several other American Century Investments funds invest in the Funds. As of the Record Date, our other funds owned, in the aggregate, 31% of the outstanding shares of American Century Investment Trust, 22% of the outstanding shares of American Century Government Income Trust, 32% of the outstanding shares of American Century Quantitative Equity Funds, Inc. and 77% of the outstanding shares of American Century International Bond Funds. To avoid any potential conflicts of interest when one American Century Investments fund owns shares of another, the Advisor “echo votes” such shares. That is, it votes the shares in the same proportion as the vote of all other holders of the relevant Fund’s shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio.
Service Providers
American Century Investment Management Inc. serves as the Funds investment advisor. American Century Services, LLC serves as transfer agent and administrator of the Funds. American Century Investment Services, Inc. serves as distributor and principal underwriter to the Funds. The transfer agent/administrator and distributor are affiliates of the Advisor and are located at 4500 Main Street, Kansas City, Missouri 64111.
Proxy Statement Delivery
To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver a proxy statement to an investor at a shared address at which we delivered a single copy of this proxy statement. You may obtain an additional copy of this proxy statement by writing to the following address: American Century Investments, P.O. Box 419200, Kansas City, Missouri, 64141-6200, or calling American Century Investments, at 1-800-345-2021. Investors at a shared address may change their current election regarding the number of copies of Fund documents delivered to their shared address by contacting American Century Investments at 1-800-345-2021 or writing to American Century Investments, 430 West 7th Street, Kansas City, Missouri 64100, or contacting their financial professional.
Where to Find Additional Information
The Issuers are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the

Issuers on behalf of the Funds can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the SEC or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).
Shareholder Proposals, Discretion of Attorneys Named in the Proxy and Other Matters
The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Funds, P.O. Box 418210, Kansas City, Missouri, 64141-9210, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.
No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Issuers.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE
AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN
IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Exhibit A

CORPORATE GOVERNANCE COMMITTEE CHARTER
of the American Century Funds overseen by the
Mountain View Board (the “Funds”)
as approved December 18, 2012

1.	Purposes of the Corporate Governance Committee

The purposes of the Corporate Governance Committee (the “Committee”) are:
(a)to consider, and make recommendations to the Board regarding, matters relating to the corporate governance of the Funds;

(b)to undertake such additional oversight as the Committee in its business judgment believes appropriate or as the Board may from time to time direct; and

(c)to consider and recommend individuals for nomination as members of the Board.

2.	Operations of the Corporate Governance Committee

(a)The Committee shall meet with such frequency as it shall from time to time determine.

(b)Because of the range of matters within the oversight of the Com- mittee, the Committee may determine to allocate among its various members leadership responsibility for one or more of the Committee’s functions. The member assigned a leadership role with respect to a particular function shall prepare related recommendations or proposals for consideration by the Committee.

(c)The Committee shall have the resources and authority appropriate to discharge its functions, including appropriate funding, as determined by the Committee, and the authority to retain and compensate such experts, consultants and counsel as the Committee deems necessary, in both cases with the consent of the Board.

(d)Without limiting the scope of the Committee’s authority as more generally set forth in Section 1 of this Charter, the Committee is authorized to consider (and to the extent it deems appropriate, make recommendations regarding) each of the following matters, with such frequency and in such manner as the Committee in the exercise of its business judgment shall from time to time deem appropriate, it being understood that the following enumeration of matters as within the authority of the Committee shall not obligate the Committee to consider any of such matters, except as and to the extent that the Committee shall in the exercise of its business judgment deem appropriate, or as the Board may in any particular instance direct:

A-1

i.	The size, composition and chairmanship of the Board;

ii.	Identification and selection of director/trustee candidates for Board consideration;

iii.	The structure, composition, functions, membership and chairmanship of Board committees;

iv.	The frequency, format, structure, conduct and location of Board meetings;

v.	Compensation of Board and Board committee members and chairmen;

vi.	Any term limits relating to Board or Board committee members and chairmen;

vii.	The Board’s retirement policy;

viii.
Possible conflicts of interest involving Board members, including without limitation any relationship to the Adviser and its affiliates, any relationship with the Funds’ independent auditors and any outside board positions;

ix.	The format and effectiveness of the Board’s (and any Board committee) self-evaluation process;

x.	The process for orientation of new members of the Board and of Board committees;

xi.	The processes for compliance of the composition of the Board with applicable laws and regulations;

xii.	The Funds’ proxy voting policies and procedures;

xiii.	Policies for Board review of the Adviser’s processes and procedures relating to preparation of the Funds’ registration statements and prospectuses;

xiv.	The Board’s relationship and communications with the boards of directors or trustees that oversee American Century Funds other than the Funds;

xv.	Matters relating to any material changes in the ownership of the Adviser;

xvi.	The strategy, succession, Section 15(c) and business continuity plan-ning conducted by the Board in collaboration with the Adviser; and

xvii.	Board continuing education.

A-2

Exhibit B

Share Ownership of Trustees

Nominees	Fund Name (Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
Tanya S. Beder	American Century Quantitative Equity Funds, Inc. AC Alternatives Equity Market Neutral (more than $100,000) Disciplined Growth (more than $100,000)	More than $100,000
Jeremy I. Bulow	American Century Government Income Trust Capital Preservation ($1-$10,000)	$1 - $10,000
Anne Casscells**	American Century Government Income Trust Inflation-Adjusted Bond ($50,0001-$100,000)	$50,0001-$100,000
Jonathan D. Levin**	None	None
Independent Trustees
Ronald J. Gilson	American Century Investment Trust Diversified Bond (more than $100,000) American Century Quantitative Equity Funds, Inc. Equity Growth (more than $100,000)	More than $100,000
Frederick L.A. Grauer	None	None
Peter F. Pervere	American Century Quantitative Equity Funds, Inc. International Core Equity (more than $100,000)	More than $100,000
John B. Shoven	American Century Quantitative Equity Funds, Inc. Income & Growth (more than $100,000)	More than $100,000

B-1

Interested Trustee	Fund Name (Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
Jonathan S. Thomas
American Century Government Income Trust
Inflation-Adjusted Bond ($50,001-$100,000)
American Century Investment Trust
High-Yield (more than $100,000)
Diversified Bond (more than $100,000)
Prime Money Market ($10,001-$100,000)
Short Duration ($50,001-$100,000)
Short Duration Inflation Protection Bond ($50,001-$100,000)
American Century International Bond Funds
Global Bond ($10,001-$50,000)
American Century Municipal Trust
Intermediate-Term Tax-Free Bond ($50,001-$100,000)
Tax-Free Money Market (more than $100,000)
American Century Quantitative Equity Funds, Inc.
AC Alternatives Equity Market Neutral ($50,001-$100,000)
Core Equity Plus (more than $100,000)
Disciplined Growth ($10,001 - $100,000)
Equity Growth ($1-$10,000)
Global Gold ($1-$10,000)
Income & Growth ($1-$10,000)
Small Company ($10,001 - $100,000)
Strategic Inflation Opportunities (more than $100,000)
Utilities ($1-$10,000)
More than $100,000
* Funds not listed are funds in which no securities are owned by the Trustees.
** Ms. Casscells and Dr. Levin joined the Funds’ Advisory Boards on March 1, 2016. Their information is provided as of that date.

B-2

Exhibit C

Outstanding Shares - Proposal 1

Issuer	Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
American Century California Tax-Free and Municipal Funds	All classes	438,643,177.850	3,106,232,281.00
American Century Government Income Trust	All classes	2,724,545,116.227	7,703,951,874.02
American Century International Bond Funds	All classes	176,207,462.398	1,968,541,481.87
American Century Investment Trust	All classes	4,484,675,128.128	13,799,445,330.91
American Century Municipal Trust	All classes	511,405,687.123	4,131,259,200.76
American Century Quantitative Equity Funds, Inc.	All classes	662,080,770.688	11,058,192,062.99
American Century Target Maturities Trust	All classes	4,106,564.940	415,967,527.54
American Century Variable Portfolios II, Inc.	All classes	57,222,596.211	578,621,059.02

C-1

Exhibit D

SIGNIFICANT SHAREHOLDERS - Proposal 1

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century California Tax-Free and Municipal Funds
Charles Schwab & Co., Inc. San Francisco, CA	31%
National Financial Services LLC Jersey City, NJ	10%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash Minneapolis, MN	6%
American Century Government Income Trust
Charles Schwab & Co., Inc. San Francisco, CA	15%
National Financial Services LLC Jersey City, NJ	8%
American Century International Bond Funds
American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio Inflation-Adjusted Bond Omnibus Kansas City, Missouri Shares owned of record and beneficially	13%
American Century Services LLC SSB&T Custodian One Choice In Retirement Portfolio Global Bond Omnibus Kansas City, Missouri Shares owned of record and beneficially	11%
American Century Services LLC SSB&T Custodian One Choice 2020 Portfolio Global Bond Omnibus Kansas City, Missouri Shares owned of record and beneficially	10%
American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio Global Bond Omnibus Kansas City, Missouri Shares owned of record and beneficially	7%
American Century Services LLC SSB&T Custodian One Choice Portfolio Conservative Omnibus Kansas City, Missouri Shares owned of record and beneficially	7%
American Century Services LLC SSB&T Custodian KPESP LQ Conservative Inflation-Protection Bond Omnibus Account Kansas City, Missouri Shares owned of record and beneficially	7%
American Century Services LLC SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially	5%

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century International Bond Funds
American Century Services LLC SSB&T Custodian One Choice 2035 Portfolio Inflation-Adjusted Bond Omnibus Kansas City, Missouri Shares owned of record and beneficially	5%
American Century Investment Trust
Pershing LLC. Jersey City, New Jersey	8%
American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio High-Yield Omnibus Kansas City, Missouri Shares owned of record and beneficially	6%
American Century Services LLC SSB&T Custodian One Choice In Retirement Portfolio High-Yield Omnibus Kansas City, Missouri Shares owned of record and beneficially	6%
American Century Municipal Trust
Charles Schwab & Co., Inc. San Francisco, California	24%
Edward D Jones & Co. Saint Louis, Missouri	15%
J P Morgan Clearing Corp. Brooklyn, New York	14%
Pershing LLC. Jersey City, New Jersey	9%
National Financial Services Corp. New York, New York	7%
American Century Quantitative Equity Funds, Inc.
National Financial Services Corp. New York, New York	9%
Charles Schwab & Co., Inc. San Francisco, California	8%
KS Postsecondary Education SP SSB&T Custodian Schwab - Moderate Small Company Advisor Omnibus Kansas City, Missouri	5%
American Century Target Maturities Trust
National Financial Services Corp. New York, New York	15%
Charles Schwab & Co. Inc. San Francisco, California	15%
Ameritrade Inc. Omaha, Nebraska	6%

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Target Maturities Trust
Wells Fargo Bank NA FBO Omnibus Account Rein/Rein Minneapolis, Minnesota	6%
American Century Variable Portfolios II, Inc.
Nationwide Life Insurance Company Columbus, Ohio	52%
Minnesota Mutual Life St. Paul, Minnesota	13%
Principal Life Insurance Co. Custodian FBO Principal Investment Plus Variable Annuity Des Moines, Iowa	9%
Lincoln National Life Insurance Co. FBO Premium Variable Life Accounts Fort Wayne, Indiana	8%

CL-BKT-88864

PROXY CARD

American Century Investments®

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-877-361-7971** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

AMERICAN CENTURY FUNDS

"FUND NAME PRINTS HERE"

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Brian L. Brogan, Kathleen Gunja Nelson, Christine J. Crossley, Ryan L. Blaine, and Giles Walsh, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of shareholders to be held on June 13, 2016 at the principal executive offices of American Century Investments at 4500 Main Street, Kansas City, Missouri 64111 at 9:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 13, 2016. The proxy statement for this meeting is available at: www.americancentury.com/fund-proxy

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

"FUND NAME PRINTS HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

NOTE: Please sign this proxy exactly as your name appears on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

After careful consideration, the Board of Directors/Trustees, as applicable, unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect four Directors/Trustees to the Board of Directors/Trustees.	O	O	O

(01) Tanya S. Beder

(02) Jeremy I. Bulow

(03) Anne Casscells

(04) Jonathan D. Levin

____

* To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line above.

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

VOTING INSTRUCTION CARD

American Century Investments®

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR VOTE *TODAY!***

VOTING OPTIONS

1. **MAIL** your signed and voted card back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-877-361-7971** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

AMERICAN CENTURY FUNDS

"INSURANCE COMPANY NAME PRINTS HERE"

"FUND NAME PRINTS HERE"

The undersigned, an owner of or participant in an annuity or life insurance contract (the "Contract") issued by the above-referenced insurance company (the "Insurance Company"), hereby instructs the Insurance Company to vote its shares in the above-referenced Fund (the "Fund"), which are attributable to the undersigned's participation in the Contract at the Special Meeting of shareholders to be held on June 13, 2016 at the principal executive offices of American Century Investments at 4500 Main Street, Kansas City, Missouri 64111 at 9:00 a.m. Central Time, and at any adjournment thereof.

The Insurance Company named will vote the shares represented by this card in accordance with the choice made on this card. **IF THE CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS SHARES REPRESENTED HEREBY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 13, 2016. The proxy statement for this meeting is available at: www.americancentury.com/fund-proxy

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

"FUND NAME PRINTS HERE"

VOTING INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

NOTE: Please sign this instruction card exactly as your name appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

After careful consideration, the Board of Directors/Trustees, as applicable, unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect four Directors/Trustees to the Board of Directors/Trustees.	O	O	O

(01) Tanya S. Beder

(02) Jeremy I. Bulow

(03) Anne Casscells

(04) Jonathan D. Levin

____

* To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line above.

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]